UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the Fund) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

     The amounts and sources of distributions reported to you in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2014, you will receive a Form 1099-DIV for the calendar year 2013 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund”. The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the Tax Information tab.

December 16, 2013

Dear Fellow Shareholders:

     The change in the Fund’s fiscal year end to October 31 from December 31 is reflected within this annual report: Due to the change in fiscal year, this 2013 annual report covers the first 10 months of calendar year 2013. Funds that invest in master limited partnerships (MLPs) typically have a fiscal year end other than December to minimize the chances of having to restate shareholder 1099 tax forms. MLPs often report the tax character of their distributions after the deadline for funds to process tax information on a timely basis. Shareholders will receive their 1099 tax forms for calendar year 2013 in early 2014.

     Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared and paid monthly distributions of 6.5 cents per share of common stock during fiscal year 2013. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 8.0% of the October 31, 2013, closing price of $9.70 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of 9.7% for the 10 months ended October 31, 2013, which was less than the 11.0% total return of the composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index — a stock-only index — had a total return of 14.4%, and the Barclays U.S. Utility Bond Index had a total return of –2.4%.

     On a longer-term basis, as of October 31, 2013, your Fund had a five-year annualized total return of 13.6%, which is higher than the 11.5% return of the composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had an annualized total return during that period of 10.6%.

The table below compares the performance of your Fund to various market benchmarks.

Total Return[1]
For Periods Ending October 31, 2013
	2013 10 months	One Year	Three Years Annualized	Five Years Annualized
DNP Select Income Fund Inc.[2]
Market Value	9.7%	5.2%	7.6%	13.6%
Net Asset Value	17.4%	14.3%	16.1%	18.7%
Composite Index[3]	11.0%	7.2%	10.3%	11.5%
S&P 500 Utilities Index[3]	14.4%	9.5%	11.6%	10.6%
Barclays U.S. Utility Bond Index[3]	–2.4%	–3.3%	5.2%	12.0%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values. For the fiscal period ended October 31, 2013, the annualized operating expenses (which are already reflected in the Fund’s NAV) were 1.55%. The Fund’s market price per share may be higher or lower than the NAV. Source: Administrator of the Fund
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[3]	The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Performance returns for the S&P 500 Utilities Index and Barclays U.S. Utility Bond Index were obtained from Bloomberg LLP.

     Board of Directors Meeting: At the November 2013 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	December 31	January 10
6.5	January 31	February 10
6.5	February 28	March 10

     Many Happy Returns: Compounding the annual returns on a cumulative basis for the last 5 years, your Fund’s total return on market value was over 88%, and the stock and bond indexes shown in the table had a total return of over 65% and 76%, respectively. Those total returns are reflective of what the broad capital markets have been achieving during this 5-year period. For example, the S&P 500 hit record highs in 2013 and, as of this writing, is up over 28% for the year alone. Looking ahead, however, what investment returns can we expect and what are some of the factors likely to affect returns?

     The returns that the market has experienced recently are above the historic norm partly because the financial crisis that began in 2007 created an investment environment of depressed valuations. From October 2007 to January 2009 the S&P 500 declined about 48% in price. As the crisis passed and valuations returned to more normal levels, investors earned uncharacteristically high returns from a very low base. Although investors suffered major wealth declines during the financial crisis, in hindsight the crisis set the stage for outsized investment returns during the subsequent period of market recovery — returns that are not likely to be repeated.

     The crisis may affect future investment returns in a more subtle way. In 2009 Congress created the Financial Crisis Inquiry Commission to investigate the causes of the crisis. In its 2011 report, the Commission concluded that the crisis was caused by excessive risk taking by the private sector and the failure of government to regulate the risk. As a result of the crisis, and even before the release of the Commission’s findings, Congress passed the Dodd Frank Act (DFA). The DFA set in motion a process of developing regulations that among other things: increases capital requirements for banks, changes the regulation of certain aspects of the capital markets, creates a new governmental agency responsible for implementing and enforcing compliance with consumer financial laws, and changes corporate governance practices.

     Your Fund managers have strong opinions about regulation. In the case of the utility sectors in which your Fund invests, we prefer companies that are regulated. The economies of scale are so compelling in the utility industry, and the essential service nature of the businesses so important that we believe regulation is beneficial. We believe that regulatory oversight generally results in lower company business risk and better visibility of earnings and dividends, even though the supportiveness of federal and state regulatory measures can vary and the wisdom of particular measures can sometimes be subject to question. For that reason, our understanding of the quality of regulation in different jurisdictions is an important factor in portfolio stock and bond selection and subsequent investment returns.

     Moving outside of the utility sector, however, we are concerned that the impact of regulation is not always salutary. In fact, we believe that one of the primary causes of the financial crisis was the result of two decades of government policies designed to increase home ownership by reducing mortgage underwriting standards. In our view, regulators did not understand the implications of their policies for the housing and financial markets, and the result was crisis. Whether or not you believe that the new sweeping DFA regulatory changes will be successful in preventing future crises, it is widely believed by investors and academics that increased regulatory oversight, its

2

unintended consequences, and its related monitoring and reporting requirements will have the effect of reducing economic growth, productivity, and profits. And because stock prices reflect expected profitability, increased regulation may also have a moderating effect on broader stock values going forward.

     Of more immediate concern to the capital markets is Federal Reserve (Fed) policy. Leadership at the Fed is about to change. The transition from Chairman Ben Bernanke to Janet Yellen appears to be going smoothly. Ms. Yellen had been President of the Federal Reserve Bank of San Francisco and has served as vice chairman of the Federal Reserve System under Bernanke since 2010. In her confirmation testimony, she made it clear that she adheres to the traditional policy tenets of the Fed and its outgoing chairman. The most basic Fed tenet is that a decrease in interest rates translates into a decrease in the cost of capital, which stimulates borrowing, lending, consumption, and investment. Early in the financial crisis the Fed reduced short-term interest rates to nearly zero as a means of stimulus. When the stock market continued suffering losses in 2009, potentially causing a deep economic recession, the Fed employed another technique to stabilize the economic and financial system — Quantitative Easing (QE). Ms. Yellen has stated that she is supportive of QE. Under QE, the Fed creates money to finance its purchase of treasury and mortgage securities from financial institutions. This injection of money is intended to encourage lending at low rates, greater economic growth, and stability in asset prices.

     The Fed has established two benchmarks to gauge the continued appropriateness of its accommodative monetary policy. The first benchmark is unemployment continuing to be above 6 1/2%. In December 2013, the November unemployment rate was reported as 7.0%. The second benchmark is deflation avoidance, measured by inflation not exceeding 2%. The year-over-year change in the Consumer Price Index through October 2013 was reported to be 1.0%. In May 2013, as the unemployment and inflation figures moved closer to the benchmarks, the Fed started to publicly consider a reduction in the amount of QE it was conducting, a process referred to as tapering. At the same time, the Fed went to great lengths to make it clear that tapering would not involve targeting higher interest rates. However, the capital markets reacted adversely. The stock market declined over 5% between May and June and interest rates on 10 year government bonds rose almost three quarters of a percent. The Fed responded to this market reaction by delaying tapering.

     Did the capital markets overreact to the taper talk? Perhaps so, to the extent that tapering would be the result of improved economic conditions, greater corporate revenue and profits, and potentially higher stock values. Nonetheless, interest rates are the main tool of Fed policy, so in the long run, fixed income markets are likely to be challenged if monetary policy becomes less accommodative.

     Having a perspective on uncertainty is always part of the investment process. The regulatory and monetary management roles of the government in the American enterprise system are designed to reduce uncertainty, but also have effects that only become clear in hindsight. 2014 may or may not be the start of a period of more moderate stock returns and higher interest rates. However, because of the asset classes and sectors in which your Fund invests, it is likely that in the long term, your returns will be dominated by dividends and will be less price volatile in both advancing and declining markets than the broader stock market.

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets are invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve-month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief

3

from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in November 2013, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of October 31, 2013 the Fund’s leverage consisted of $138.2 million of Remarketed Preferred Stock (RP) and $861.8 million of debt. On that date the total amount of leverage represented approximately 29% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service: The Fund has a distribution reinvestment plan available as a benefit to all registered common shareholders and also offers direct deposit service through electronic funds transfer to all registered common shareholders currently receiving a monthly distribution check. These services are offered through Computershare. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare (1.877.381.2537 or www.computershare.com/investor). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

     Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

4

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
October 31, 2013

Shares	Description	Value (Note 2)

COMMON STOCKS & MLP INTERESTS—114.4%

	■ ELECTRIC, GAS AND WATER—83.4%
1,500,000	Alliant Energy Corp.(a)	$78,330,000
1,500,000	Ameren Corp.	54,270,000
1,000,000	American Water Works Co.	42,870,000
2,500,000	CMS Energy Corp.(a)	68,650,000
3,071,300	CenterPoint Energy
	Inc.(a)	75,553,980
640,000	DTE Energy Co.(a)	44,249,600
1,400,000	Dominion Resources,
	Inc.(a)(b)	89,250,000
1,600,000	Enbridge Inc.
	(Canada)(a)(b)	69,424,000
850,000	Entergy Corp.(a)	55,012,000
1,000,000	Exelon Corp.(a)(b)	28,540,000
1,185,000	FirstEnergy Corp.(a)	44,875,950
500,000	Great Plains Energy
	Inc.(a)(b)	11,720,000
900,000	Kinder Morgan Inc.(a)	31,779,000
188,673	National Grid plc ADR
	(United Kingdom)	11,873,192
4,796,214	National Grid plc
	(United Kingdom)	60,450,457
1,000,000	NextEra Energy, Inc.(a)(b)	84,750,000
2,000,000	NiSource Inc.(a)	63,040,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	85,780,000
800,000	Northwest Natural
	Gas Co.(a)	34,744,000
1,500,000	PPL Corp.(a)	45,945,000
2,000,000	Pepco Holdings Inc.(a)	38,560,000
1,000,000	Piedmont Natural Gas Co.	34,140,000
1,500,000	Pinnacle West Capital
	Corp.(a)	84,045,000
1,800,000	Public Service Enterprise
	Group Inc.(a)	60,300,000
1,900,000	Questar Corp.(a)	44,954,000
1,000,000	Sempra Energy(a)	91,140,000
1,500,000	Southern Co.(a)	61,365,000
1,915,000	Spectra Energy Corp.(a)	68,116,550
3,000,000	TECO Energy Inc.(a)	51,510,000
Shares	Description	Value (Note 2)
1,000,000	TransCanada Corp.
	(Canada)(a)	$45,110,000
1,200,000	UNS Energy Corp.(a)	59,376,000
1,500,000	Vectren Corp.(a)(b)	52,380,000
1,000,000	WGL Holdings Inc.	45,010,000
2,000,000	Westar Energy Inc.(a)	63,220,000
1,650,000	The Williams Companies,
	Inc.(a)	58,921,500
600,000	Wisconsin Energy Corp.	25,266,000
2,700,000	Xcel Energy Inc.(a)(b)	77,922,000
		2,042,443,229
	■ OIL & GAS STORAGE,
	TRANSPORTATION AND
	PRODUCTION—15.6%
466,800	Access Midstream
	Partners LP	24,992,472
453,000	Atlas Pipeline Partners LP	17,467,680
307,000	DCP Midstream
	Partners LP	14,914,060
559,000	El Paso Pipelines
	Partners LP	22,673,040
684,000	Enbridge Energy
	Partners LP	20,704,680
348,000	Energy Transfer Equity LP	23,521,320
383,000	Enterprise Products
	Partners LP	24,236,240
316,000	EQT Midstream
	Partners LP	16,631,080
282,000	Genesis Energy LP	14,370,720
242,000	Kinder Morgan Energy
	Partners LP	19,529,400
228,000	Linn Energy LLC	6,315,600
470,090	Magellan Midstream
	Partners LP	28,224,204
295,500	MarkWest Energy
	Partners LP	21,949,740
292,000	ONEOK Partners LP	15,700,840
475,610	Plains All American
	Pipeline LP	24,360,744
268,000	Spectra Energy
	Partners LP	11,716,960
162,000	Sunoco Logistics
	Partners LP	11,369,160

The accompanying notes are an integral part of these financial statements.

5

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2013

Shares	Description	Value (Note 2)
392,000	Targa Resources
	Partners LP	$20,427,120
294,000	Western Gas Partners LP	17,672,340
483,000	Williams Partners LP	24,835,860
		381,613,260

	■ TELECOMMUNICATIONS—15.4%
1,708,260	AT&T Inc.(a)	61,839,012
939,200	BCE Inc. (Canada)(a)	40,883,376
1,600,000	CenturyLink Inc.(a)(b)	54,176,000
1,000,000	France Telecom SA
	(France)	13,744,537
3,518,491	Frontier Communications
	Corp.(a)(b)	15,516,545
1,515,800	Telus Corp. (Canada)	52,937,082
1,380,000	Verizon Communications
	Inc.(a)	69,703,800
941,030	Vodafone Group PLC ADR
	(United Kingdom)	34,648,725
4,000,000	Windstream Holdings,
	Inc.	34,200,000
		377,649,077
	Total Common Stocks &
	MLP Interests
	(Cost $2,264,985,407)	2,801,705,566

PREFERRED STOCKS—1.7%

	■ NON-UTILITY—1.7%
100,000	Public Storage 6 7/8%
	Series O Perpetual	2,580,000
600,000	Realty Income Corp. 6 5/8%
	Series F Perpetual	14,682,000
400,000	Regency Centers Corp. 6 5/8%
	Series 6 Perpetual	9,116,000
234,900	Vornado Realty Trust 6 5/8%
	Series G Perpetual	5,630,553
350,000	Vornado Realty Trust 6 5/8%
	Series I Perpetual	8,400,000
		40,408,553
	Total Preferred Stocks
	(Cost $41,261,811)	40,408,553
Par Value	Description	Value (Note 2)
BONDS —23.6%

	■ ELECTRIC, GAS AND WATER—17.6%
$22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	$27,077,512
10,450,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19(a)	13,482,339
11,000,000	Cleveland Electric
	Illuminating Co. 8 7/8%,
	due 11/15/18(a)	14,133,900
6,750,000	Commonwealth Edison
	Company 6.95%,
	due 7/15/18	7,826,936
15,305,000	Consolidated Edison Co. of
	New York 7 1/8%,
	due 12/01/18(a)	19,073,596
9,354,000	Dominion Resources Inc.
	6.40%, due 6/15/18(a)	11,105,443
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	9,524,200
4,125,000	Duke Energy Corp.
	6.30%, due 2/01/14	4,181,488
6,488,000	Energy Transfer Partners
	7.60%, due 2/01/24	8,021,822
8,850,000	Energy Transfer Partners
	8 1/4%, due 11/15/29	10,923,918
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,994,390
20,000,000	Entergy Texas Inc. 7 1/8%,
	due 2/01/19(a)(b)	23,975,120
5,000,000	Enterprise Products
	Operating LLC 6 1/2%,
	due 1/31/19	5,963,180
12,826,000	EQT Corp. 8 1/8%,
	due 6/01/19(a)	15,815,253
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17(a)	16,507,170
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)(b)	17,182,406
10,000,000	Georgia Power Co. 5.70%,
	due 6/01/17(a)	11,434,400
10,618,000	Indiana Michigan Power Co.
	7.00%, due 3/15/19(a)	12,813,855

The accompanying notes are an integral part of these financial statements.

6

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2013

Par Value	Description	Value (Note 2)
$8,030,000	Kinder Morgan, Inc. 6.85%,
	due 2/15/20	$9,649,924
14,445,000	Magellan Midstream
	Partners, LP 6.40%,
	due 7/15/18(a)	17,303,275
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,139,535
12,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	15,124,092
10,000,000	National Grid PLC
	(United Kingdom)
	6.30%, due 8/01/16	11,343,370
3,350,000	Nevada Power Co. 7 1/8%,
	due 3/15/19	4,169,182
10,345,000	Oncor Electric Delivery
	Co. LLC 7.00%,
	due 9/01/22(a)	12,728,881
11,000,000	ONEOK, Inc. 6.00%,
	due 6/15/35(a)	10,231,441
9,000,000	ONEOK Partners, LP
	8 5/8%, due 3/01/19	11,489,895
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,679,010
14,000,000	Progress Energy Inc. 7.05%,
	due 3/15/19(a)	17,062,262
5,130,000	Public Service New Mexico
	7 1/2%, due 8/01/18	6,088,494
5,000,000	Sempra Energy 6.15%,
	due 6/15/18	5,869,550
15,169,000	Sempra Energy 6 1/2%,
	due 6/01/16(a)	17,202,829
Par Value	Description	Value (Note 2)
$2,615,000	Spectra Energy 6 3/4%,
	due 7/15/18	$3,065,538
12,940,000	Spectra Energy 6.20%,
	due 4/15/18	14,903,089
9,140,000	TransCanada PipeLines
	Ltd. (Canada) 7 1/8%,
	due 1/15/19	11,284,171
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17(a)	16,777,088
		430,148,554

	■ TELECOMMUNICATIONS—5.3%
10,000,000	BellSouth Capital Funding
	Corp. 7 7/8%, due
	2/15/30 (a)	12,057,240
15,000,000	Centurytel Inc. 6 7/8%,
	due 1/15/28(a)	13,987,500
5,900,000	Comcast Corp. 7.05%,
	due 3/15/33	7,404,642
15,000,000	Koninklijke KPN NV
	(Netherlands) 8 3/8%,
	due 10/01/30(a)(b)	18,952,860
10,311,000	Rogers Wireless Inc.
	(Canada) 7 1/2%, due
	3/15/15 (a)	11,254,250
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15(a)	11,390,190
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,415,170
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14(a)	23,934,420

The accompanying notes are an integral part of these financial statements.

7

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2013

Par Value	Description	Value (Note 2)
$15,500,000	Verizon Global Funding
	Corp. 7 3/4%, due
	12/01/30 (a)(b)	$19,445,696
5,000,000	Vodafone Group PLC
	(United Kingdom) 7 7/8%,
	due 2/15/30	6,487,915
		131,329,883

Par Value	Description	Value (Note 2)
	■ NON-UTILITY—0.7%
$8,000,000	Dayton Hudson Corp. 9 7/8%,
	due 7/01/20	$11,004,936
200,000	Vornado Realty LP 7 7/8%,
	due 10/01/39	5,290,000
		16,294,936
	Total Bonds
	(Cost $534,418,869)	577,773,373

TOTAL INVESTMENTS—139.7% (Cost $2,840,666,087)	3,419,887,492
Borrowings—(35.2%)	(861,800,000)
Other assets less liabilities—(4.5%)	(109,851,847)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,448,235,645

(a) All or a portion of this security has been segregated and made available for loan.

(b) All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

8

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2013

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2013:

	Level 1	Level 2
Common stocks & MLP interests	$2,801,705,566	—
Preferred stocks	40,408,553	—
Bonds	—	$577,773,373
Total	$2,842,114,119	$577,773,373

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at October 31, 2013.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

9

DNP SELECT INCOME FUND INC. STATEMENT OF ASSETS AND LIABILITIES October 31, 2013
ASSETS:
Investments at value (cost $2,840,666,087) including $471,561,972 of securities loaned	$3,419,887,492
Cash	30,092,719
Receivables:
Interest	9,307,036
Dividends	9,114,950
Securities lending income	1,447
Prepaid expenses	99,220
Total assets	3,468,502,864
LIABILITIES:
Borrowings (Note 10)	861,800,000
Dividends payable on common stock	17,713,573
Investment advisory fee (Note 3)	1,567,927
Administrative fee (Note 3)	373,037
Interest payable on remarketed preferred stock	14,512
Accrued expenses	598,170
Remarketed preferred stock (1,382 shares issued and outstanding; liquidation
preference $100,000 per share) (Note 8)	138,200,000
Total liabilities	1,020,267,219
NET ASSETS APPLICABLE TO COMMON STOCK	$2,448,235,645
CAPITAL:
Common stock ($0.001 par value per share; 300,000,000 shares authorized and 272,516,509
shares issued and outstanding)	$272,517
Additional paid-in capital	1,909,524,320
Accumulated net realized loss on investments	(433,572)
Distributions in excess of net investment income	(40,362,177)
Net unrealized appreciation on investments and foreign
currency translation	579,234,557
Net assets applicable to common stock	$2,448,235,645
NET ASSET VALUE PER SHARE OF COMMON STOCK	$8.98

The accompanying notes are an integral part of these financial statements.

10

DNP SELECT INCOME FUND INC. STATEMENTS OF OPERATIONS

	For the ten months ended October 31, 2013	For the year ended December 31, 2012
INVESTMENT INCOME:
Interest	$22,940,245	$31,260,707
Dividends (less foreign withholding tax of $916,892 and $1,427,909,
respectively)	98,919,442	112,875,636
Less return of capital distributions (Note 2)	(20,113,376)	(3,834,077)
Securities lending income, net	346,719	343,682
Total investment income	102,093,030	140,645,948

EXPENSES:
Investment advisory fees (Note 3)	15,432,725	16,888,653
Interest expense and fees (Note 10)	9,044,185	11,188,532
Administrative fees (Note 3)	3,669,558	4,077,730
Remarketed preferred stock interest expense (Note 8)	204,391	408,317
Reports to shareholders	695,100	1,489,450
Remarketing agent fees—remarketed preferred stock	175,052	254,529
Broker-dealer commissions—auction preferred stock	—	272,688
Directors’ fees (Note 3)	328,877	403,307
Professional fees	285,250	414,984
Transfer agent fees	251,800	445,675
Custodian fees	350,800	382,375
Tender offer fees (Note 9)	—	158,705
Other expenses	406,720	554,230
Total expenses	30,844,458	36,939,175
Net investment income	71,248,572	103,706,773

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	93,085,565	86,415,404
Net change in unrealized appreciation (depreciation) on
investments and foreign currency translation	213,269,141	(45,818,698)
Net realized and unrealized gain	306,354,706	40,596,706

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 8)	—	(2,132,695)
Net realized gain on investments	—	(1,362,017)
Total distributions	—	(3,494,712)

BENEFIT TO COMMON STOCKHOLDERS FROM TENDER
OFFER FOR PREFERRED STOCK (Note 9)	—	2,521,000

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
STOCK RESULTING FROM OPERATIONS	$377,603,278	$143,329,767

The accompanying notes are an integral part of these financial statements.

11

DNP SELECT INCOME FUND INC. STATEMENTS OF CHANGES IN NET ASSETS

	For the ten months ended October 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$71,248,572	$103,706,773	$99,425,829
Net realized gain	93,085,564	86,415,404	90,306,553
Net change in unrealized appreciation
(depreciation)	213,269,142	(45,818,698)	194,368,675
Distributions on auction preferred stock from net
investment income	—	(2,132,695)	(2,602,320)
Distributions on auction preferred stock from
net realized gains on investments	—	(1,362,017)	(335,558)
Benefit to common stockholders from tender offer
for preferred stock	—	2,521,000	—
Net increase in net assets applicable to
common stock resulting from operations	377,603,278	143,329,767	381,163,179
DISTRIBUTIONS TO COMMON
STOCKHOLDERS FROM:
Net investment income (Note 5)	(80,551,446)	(111,705,403)	(160,576,350)
Net realized gains on investment transactions
(Note 5)	(90,937,036)	(69,262,530)	(20,706,855)
Return of capital (Note 5)	(4,785,164)	(14,037,698)	(6,312,497)
Decrease in net assets from distributions to
common stockholders	(176,273,646)	(195,005,631)	(187,595,702)
FROM CAPITAL STOCK TRANSACTIONS:
Shares of 24,849,991 issued to common stockholders
from rights offering, net of offering costs	(14,057)	228,309,763	—
Shares issued to common stockholders from
dividend reinvestment of 2,899,056, 2,904,648
shares and 3,086,057 shares, respectively	27,461,774	28,895,764	29,088,638
Net increase in net assets derived from capital
share transactions	27,447,717	257,205,527	29,088,638
Total increase in net assets	228,777,349	205,529,663	222,656,115
TOTAL NET ASSETS APPLICABLE TO
COMMON STOCK:
Beginning of period	2,219,458,296	2,013,928,633	1,791,272,518
End of period (including distributions in excess
of net investment income of $40,362,177,
$35,256,560 and $30,566,546, respectively)	$2,448,235,645	$2,219,458,296	$2,013,928,633

The accompanying notes are an integral part of these financial statements.

12

DNP SELECT INCOME FUND INC. STATEMENTS OF CASH FLOWS

	For the ten months ended October 31, 2013	For the year ended December 31, 2012
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$30,636,620	$40,558,088
Income dividends received	80,971,106	108,710,378
Long-term capital gains dividends received	432,633	1,648,930
Return of capital on investments	17,548,720	3,834,077
Securities lending income, net	349,924	340,661
Interest paid on borrowing	(8,227,474)	(8,361,174)
Expenses paid including distributions on remarketed preferred stock	(26,418,310)	(31,564,046)
Purchase of investment securities	(325,037,127)	(619,745,964)
Proceeds from sales and maturities of investment securities	360,523,707	430,665,166
Net cash provided by (used in) operating activities	$130,779,799	$(73,913,884)
Cash flows provided by (used in) financing activities:
Distributions paid	(176,085,207)	(193,201,579)
Proceeds from issuance of common stock under dividend reinvestment plan	27,461,774	28,895,764
Proceeds (costs) of issuance of common stock through rights offering	(14,057)	228,309,763
Payout for preferred stock redeemed through tender offer	—	(60,504,000)
Payout for preferred stock redeemed	—	(198,775,000)
Increase in borrowings	—	261,800,000
Net cash provided by (used in) financing activities	(148,637,490)	66,524,948
Net decrease in cash and cash equivalents	(17,857,691)	(7,388,936)
Cash and cash equivalents—beginning of period	47,950,410	55,339,346
Cash and cash equivalents—end of period	$30,092,719	$47,950,410
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$377,603,278	$143,329,767
Purchase of investment securities	(325,037,127)	(619,745,964)
Proceeds from sales and maturities of investment securities	360,523,707	430,665,166
Net realized gain on investments	(93,085,565)	(86,415,404)
Net change in unrealized (appreciation) depreciation on investments	(213,269,141)	45,818,698
Amortization of premiums and discounts on debt securities	7,038,691	8,201,051
Long-term capital gains dividends received	432,633	1,648,930
Return of capital on investments	17,548,720	3,834,077
Decrease in interest receivable	657,684	1,096,329
Decrease (increase) in dividends receivable	2,165,041	(331,180)
Increase (decrease) in accrued expenses	(3,801,327)	508,667
Decrease (increase) in other receivable	3,205	(3,021)
Benefit to common stockholders from tender offer for preferred stock	—	(2,521,000)
Total adjustments	(246,823,479)	(217,243,651)
Net cash provided by (used in) operating activities	$130,779,799	$(73,913,884)

The accompanying notes are an integral part of these financial statements.

13

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the ten months ended October 31, 2013	For the year ended December 31,

PER SHARE DATA:		2012	2011	2010	2009	2008
Net asset value:
Beginning of period	$8.23	$8.33	$7.50	$7.23	$6.60	$10.19
Net investment income	0.27	0.48	0.45	0.54	0.50	0.45
Net realized and unrealized
gain (loss)	1.13	0.21	1.17	0.52	0.93	(3.18)
Dividends on auction
preferred stock from net
investment income	—	(0.02)	(0.01)	(0.01)	(0.02)	(0.06)
Dividends on auction preferred
stock from net realized gains	—	—	—	—	—	(0.02)
Benefit to common stockholders
from tender offer for
preferred stock	—	0.01	—	—	—	—
Net increase (decrease) from
investment operations applicable
to common stock	1.40	0.68	1.61	1.05	1.41	(2.81)
Distributions on common
stock from:
Net investment income	(0.30)	(0.44)	(0.66)	(0.67)	(0.54)	(0.53)
Realized gains on investment
transactions	(0.33)	(0.28)	(0.09)	—	—	(0.25)
Return of capital	(0.02)	(0.06)	(0.03)	(0.11)	(0.24)	—
Total distributions	(0.65)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of period	$8.98	$8.23	$8.33	$7.50	$7.23	$6.60
Per share market value:
End of period	$9.70	$9.47	$10.92	$9.14	$8.95	$6.15
RATIOS TO AVERAGE NET
ASSETS APPLICABLE
TO COMMON STOCK:
Operating expenses	1.55%*	1.77%	1.95%	2.20%	2.49%	2.46%
Net investment income	3.58%*	5.03%	5.24%	6.25%	7.14%	5.11%
SUPPLEMENTAL DATA:
Total return on market value (1)	9.69%	(6.17%)	29.60%	11.35%	61.41%	(36.54%)
Total return on net asset value (1)	17.35%	8.53%	22.54%	15.65%	23.96%	(28.55%)
Portfolio turnover rate	10%	14%	13%	20%	18%	15%
Asset coverage ratio on
borrowings, end of period	400%	374%	502%	465%	451%	—
Asset coverage ratio on
preferred stock, end of period	1,872%	1,706%	604%	548%	526%	253%
Net assets applicable to common
stock, end of period
(000’s omitted)	$2,448,236	$2,219,458	$2,013,929	$1,791,273	$1,703,400	$1,527,981

* Annualized

(1)	Total return on market value assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

14

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

Note 1. Organization

     DNP Select Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective. In 2013, the Fund changed its fiscal year end to October 31 from December 31.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

     A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service or broker-dealers when such prices are believed to reflect the fair market value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, to the extent that amortized cost approximates market value, and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

     B. Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the ten months ended October 31, 2013, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital. For the fiscal year ended December 31, 2012, 100% of the MLP distributions were treated as a return of capital.

     C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required.

15

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2013

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns from 2010 to 2013 are subject to review.

     D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     F. Accounting Standards: The Fund adopted Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which amended ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which required an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. ASU 2013-01 limits the scope of the new balance sheet disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement.

Note 3. Agreements and Management Arrangements

     A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the ten months ended October 31, 2013 were $328,877.

     C. Affiliated Shareholder: At October 31, 2013, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 164,634 shares of the Fund, which represents 0.06% of the shares of common stock outstanding. These shares may be sold at any time.

16

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2013

Note 4. Investment Transactions

     Purchases and sales of investment securities (excluding short-term investments) for the ten months ended October 31, 2013 and for the year ended December 31, 2012 were $325,037,127 and $360,523,707 and $619,745,965 and $430,665,166, respectively.

Note 5. Distributions and Tax Information

     At October 31, 2013, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,863,733,755	$672,974,447	($116,820,710)	$556,153,737

     The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to MLP earnings and basis adjustments, the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

     The tax character of distributions paid to common shareholders during the ten months ended October 31, 2013 and years ended December 31, 2012 and 2011 was as follows:

	10/31/13	12/31/12	12/31/11
Distributions paid from:
Ordinary income	$84,571,087	$109,901,354	$160,576,350
Long-term capital gains	86,728,956	69,262,530	20,706,855
Return of capital	4,785,164	14,037,698	6,312,497
Total distributions	$176,085,207	$193,201,582	$187,595,702

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$0
Undistributed long-term capital gains	$0
Unrealized net appreciation	556,166,893
Other ordinary timing differences	(17,728,085)
	$538,438,808

17

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2013

Note 6. Reclassification of Capital Accounts

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2013, the following reclassifications were recorded:

Paid-in capital	Accumulated net realized loss on investments	Distributions in excess of net investment income
$(2,855,387)	$(1,341,870)	$4,197,257

     The reclassifications primarily relate to premium amortization, MLP recharacterization of gains and recharacterization of distributions. These reclassifications have no impact on the net asset value of the Fund.

Note 7. Capital Transaction

     In a rights offering which expired September 21, 2012 (“Expiration Date”), shareholders exercised rights to purchase 24,849,991 shares of common stock at $9.57 (“Subscription Price”) per share for proceeds, net of expenses of $228,309,763. The Subscription Price was established on the Expiration Date, and represented 112% of the net asset value per common share at the close of trading on the Expiration Date. Total offering costs, which were borne by the Fund, were $1,436,214. The sales concession and other offering costs incurred in connection with the issuance of the common shares were recorded as a reduction of paid-in surplus on common stock.

Note 8. Preferred Stock

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the years ended December 31, 2009 and December 31, 2012, the Fund redeemed $600,000,000 and $200,000,000, respectively, of its outstanding preferred shares. In 2009, all shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends. In 2012 the Fund conducted a tender offer for its outstanding preferred stock that expired on June 18, 2012 and accepted for purchase 667 shares of its preferred stock as more fully described in Note 9. On December 21, 2012 and December 24, 2012, the Fund redeemed the remaining outstanding shares of APS Series TH and APS Series F, respectively, at a redemption price of $25,000 per share plus accrued but unpaid dividends in each case.

     The 1,382 shares of RP outstanding on October 31, 2013 consist of two series, 780 shares of Series D and 602 shares of Series E.

18

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2013

     Dividends on the RP are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP, the dividend rate on each series of RP has been reset every 49 days by a remarketing process. Beginning in mid-February 2008, the remarketings for the RP have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.12% to 0.35% during the ten months ended October 31, 2013. A failed remarketing is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP may not have the amount of liquidity they desire or the ability to sell the RP at par.

     The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D — December 22, 2021; and Series E — December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share. The holders of the RP are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock.

Note 9. Preferred Stock Tender Offer

     The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $200,000,000 of its outstanding preferred stock at a price equal to 96% of the per share liquidation preference plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18, 2012, the Fund accepted 618 shares of RP at a price equal to 96% of its liquidation preference of $100,000 per share ($96,000 per share) and 49 shares of its APS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer price was less than the preferred stock per share liquidation preference, the tender offer had a positive impact on NAV in the amount of $2,521,000 which is shown in the Statement of Operations under the caption “Benefit to common stockholders from tender offer for preferred stock”.

Note 10. Borrowings

     The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate)

19

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2013

plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the ten months ended October 31, 2013 were $881,025 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the ten months ended October 31, 2013, the average daily borrowings under the Facility and the weighted daily average interest rate were $861,800,000 and 1.12%, respectively. At October 31, 2013, the Fund had outstanding borrowings of $861,800,000. The interest rate applicable to the borrowing on October 31, 2013 was 1.09%.

     The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At October 31, 2013, Hypothecated Securities under the Facility had a market value of $2,289,129,808 and Rehypothecated Securities had a market value of $471,561,972. If at the close of any business day, the value of all outstanding Hypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

Note 11. Indemnifications:

     Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 12. Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
DNP Select Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DNP Select Income Fund Inc. (the “Fund”) as of October 31, 2013, and the related statements of operations, statements of changes in net assets, and statements of cash flows, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DNP Select Income Fund Inc. at October 31, 2013, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 16, 2013

21

TAX INFORMATION (Unaudited)

     For the ten month period ended October 31, 2013, the Fund makes the following disclosures for federal income tax purposes. The percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI) to qualify for the lower tax rates applicable to individual shareholders, the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders, and the long-term capital gains dividends (“LTCG”) ($ reported in thousands) are listed below. The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
88%	77%	$86,728,956

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

     The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dnpselectincome.com or on the SEC’s website www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

ADDITIONAL INFORMATION (Unaudited)

     Since January 1, 2013: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

     Additional information, if any relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided in this report.

22

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

     Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

     The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”).

DIRECTORS OF THE FUND (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Independent Directors
Stewart E. Conner Age: 72	Director	Term expires 2015; Director since 2004	Retired attorney since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966–2005 (Chairman, Executive Committee 2000–2004; Managing Partner 1988–2000)	4

Robert J. Genetski Age: 70	Director	Term expires 2016; Director since 2001	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4	Director, Midwest Banc Holdings, Inc. 2005–2010

Nancy Lampton Age: 71	Director and Vice Chairperson of the Board	Term expires 2015; Director since 1994	Vice Chairperson of the Board of the Fund since 2006, DTF and DUC since 2007 and DPG since 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) 1999–2012

23

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Philip R. McLoughlin Age: 67	Director	Term expires 2016; Director since 2009	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006–2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010	66	Chairman of the Board, The World Trust Fund (closed–end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company; f/k/a PXRE Group Ltd.) 1985–2009

Geraldine M. McNamara Age: 62	Director	Term expires 2014; Director since 2009	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	52

Eileen A. Moran Age: 59	Director	Term expires 2015; Director since 2008	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	4

Christian H. Poindexter Age 75	Director	Term expires 2014; Director since 2003	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since 2003 (Executive Committee Chairman 2002–2003; Chairman of the Board 1999–2002; Chief Executive Officer 1999–2001; President 1999–2000); Chairman, Baltimore Gas and Electric Company 1993–2002 (Chief Executive Officer 1993–2000; President 1998–2000; Director 1988–2003)	4	Director, The Baltimore Life Insurance Company 1998– 2011

24

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Carl F. Pollard Age: 75	Director	Term expires 2014; Director since 2002	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001–2011 (Director 1985–2011)

David J. Vitale Age: 67	Director and Chairman of the Board	Term expires 2015; Director since 2000	Chairman of the Board of the Fund, DUC and DTF since 2009 and DPG since 2011; President, Chicago Board of Education since 2011; Chairman, Urban Partnership Bank since 2010; Private investor 2009–2010; Senior Advisor to the CEO, Chicago Public Schools 2007– 2008 (Chief Administrative Officer 2003–2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001–2002; Vice Chairman and Director, Bank One Corporation 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993–1998 (Director 1992–1998; Executive Vice President 1986–1993)	4	Director, United Continental Holdings, Inc. (airline holding company; f/k/a UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc.(automobile fleet management)

25

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Interested Director
Nathan I. Partain, CFA Age: 57	Director, President, Chief Executive Officer and Chief Investment Officer	Term expires 2016; Director since 2007	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research 1993–1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund since 2001 (Chief Investment Officer since 1998; Executive Vice President 1998–2001; Senior Vice President 1997–1998); President and Chief Executive Officer of DUC and DTF since 2004 and of DPG since 2011	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

26

OFFICERS OF THE FUND (Unaudited)

     The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 63	Senior Vice President and Secretary since 1995 (Treasurer 1995–2002);	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993–2008,Vice President 1987–1993)

Alan M. Meder, CFA, CPA Age: 54	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011 (Assistant Treasurer 2010– 2011)	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Chair of the Board of Governors of CFA Institute 2012–2013 (Vice Chairman of the Board 2011–2012; Member since 2008); Financial Accounting Standards Advisory Council Member since 2011

Joyce B. Riegel Age: 59	Chief Compliance Officer since 2004	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002–2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001–2002

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 53	Vice President since 2006 (Assistant Secretary since 1988; Assistant Vice President 2004–2006)	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1990; Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006–2010 (Vice President 1998–2006; Treasurer 1988–2010)

27

DNP SELECT INCOME FUND INC.

Summary Description of
DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN
for Common Shareholders

     DNP Select Income Fund Inc. (the “Fund”) maintains a Distribution Reinvestment and Cash Purchase Plan (the “plan”). Under the plan, shareholders may elect to have all distributions paid on their common stock automatically reinvested by Computershare Trust Company, N.A. (the “Agent”) as plan agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by the Agent as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

     When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

     (i) If the current market price of the shares equals or exceeds their net asset value, the Fund will issue new shares to the plan at the greater of current net asset value or 95% of the then current market price, without any per share fees (or equivalent purchase costs).

     (ii) If the current market price of the shares is less than their net asset value, the Agent will receive the distributions in cash and will purchase the reinvestment shares in the open market or in private purchases for the participants’ accounts. Each participant will pay a per share fee, (or equivalent purchase costs) incurred in connection with such purchases. Purchases are made through a broker selected by the Agent that may be an affiliate of the Agent. Shares are allocated to the accounts of the respective participants at the average price per share, plus per share fees paid by the Agent for all shares purchased by it in reinvestment of the distribution(s) paid on a particular day and in concurrent purchases of shares for voluntary additional share investment.

     The time of valuation is the close of trading on the New York Stock Exchange on the most recent day preceding the date of payment of the distribution on which that exchange is open for trading. As of that time, the Fund’s administrator compares the net asset value per share as of the time of the close of trading on the New York Stock Exchange, and determines which of the alternative procedures described above are to be followed.

     The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by the Agent, including a fractional share to six decimal places. The Agent sends to each participant a written statement of all transactions in the participant’s share account, including information that the participant will need for income tax records. Shares held in the participant’s plan account have full distribution and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

     The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a per share fee incurred in connection with purchases by the Agent for reinvestment of distributions and voluntary cash payments.

     The automatic reinvestment of distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

28

     Plan participants may purchase additional shares of common stock through the plan by delivering to the Agent a check for at least $100, but not more than $5,000, in any month. The Agent will use such funds to purchase shares in the open market or in private transactions.

     The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Agent and a per share fee paid by the Agent for all shares purchased by it, including for reinvestment of distributions. Funds sent to the Agent for voluntary additional share investment may be recalled by the participant by telephone, internet or written notice received by the Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Agent for subsequent investment. Participants will not receive interest on voluntary additional funds held by the Agent pending investment.

     A shareholder may leave the plan at any time by telephone, Internet or written notice to the Agent. If your letter of termination is received by the Agent after the record date for a distribution, it may not be effective until the next distribution. Upon discontinuing your participation, you will have two choices (i) if you so request by telephone, through the Internet or in writing, the Agent will sell your shares and send you a check for the net proceeds after deducting the Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04) or (ii) if you so request by telephone, through the Internet or in writing, you will receive from the Agent a certificate for the number of whole non-certificated shares in your share account, and a check in payment of the value of a fractional share, less applicable fees. If and when it should be determined that the only balance remaining in your plan account is a fraction of a single share, your participation may be deemed to have terminated, and the Agent will mail you a check for the value of your fractional share less applicable fees, determined as in the case of other terminations.

     The Fund may change, suspend or terminate the plan at any time, and will promptly mail a notice of such action to the participants at their last address of record with the Agent.

     For more information regarding, and an authorization form for, the plan, please contact Computershare Trust Company, N.A. at 1-877-381-2537 or on the Agent’s website, www.computershare.com/investor.

     Information on the plan is also available on the Fund’s website at www.dnpselectincome.com.

29

Board of Directors

DAVID J. VITALE, Chairman

NANCY LAMPTON, Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
250 Royall Street
Canton, MA 02021
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dnpselectincome.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

Fiscal year ended	Fiscal year ended
October 31, 2013(1)	December 31, 2012
(a) Audit Fees (2)	$69,900	$69,700
(b) Audit-Related Fees (3)(7)	7,400	32,400
(c ) Tax Fees (4)(7)	21,500	19,800
(d) All Other Fees (5)(7)	—	—
(e) Aggregate Non-Audit Fees (6)(7)	28,900	52,200

(1)	In 2013, the registrant changed its fiscal year end to October so this fiscal year end consists of the ten months ended October 31, 2013.
(2)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for the services that are normally provided by the Independent Auditor in connection with the statutory and regulatory filings or engagements.
(3)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”. In both periods shown in the table, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock.
(4)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(5)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

(6)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(7)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the ’Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”) jointly with the audit committee of the board of directors of Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DPG, DUC and DTF).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 18, 2013 and amended August 8, 2013)

I.                    Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.                 Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.               Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.              Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.                 Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.            Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.         Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service		Fees(1)
	DNP	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$69,900	N/A
2. Reading of the Fund’s semi-annual financial statements	(3)	N/A
3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	N/A

______________________________

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service		Fees(1)
	DNP	Affiliates(2)
Issuance of annual agreed-upon procedures letters relating to the Fund’s preferred stock or commercial paper, if any	$7,400	N/A
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(3)	N/A
Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	N/A
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	N/A
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	N/A

______________________________

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service		Fees(1)
	DNP	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$18,200	N/A
2. Preparation of state tax returns	$500 - $1,000 per return	N/A
3. Consultations with the Fund’s management as to the tax treatment of transactions or events	$6,000(3)(4)	N/A
4. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	This fee was pre-approved by the Audit Committee on August 8, 2013 and thereby became part of this Pre-approval Policy.
(4)	This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc.
(5)	Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service		Fees(1)
	DNP	Affiliates(2)
None

______________________________

(1) In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2) These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

■	Bookkeeping or other services related to the accounting records or financial statements of the audit client
■	Financial information systems design and implementation
■	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
■	Actuarial services
■	Internal audit outsourcing services
■	Management functions
■	Human resources
■	Broker-dealer, investment adviser or investment banking services
■	Legal services
■	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant’s board of directors has adopted the following proxy voting policies and procedures with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DTF TAX FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended May 10, 2012 and supplemented November 7, 2012

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. or Duff & Phelps Global Utility Income Fund Inc. as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and ’say on pay” support level from the prior year.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of December 27, 2013, are as follows:

Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President, Chief Executive Officer and Chief Investment Officer of the Fund since February 2001 (Executive Vice President and Chief Investment Officer from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004 and Duff & Phelps Global Utility Income Fund Inc. (“DPG”), another closed-end utilities oriented fund, since March 2011. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also chairman of the board and a director of Otter Tail Corporation (chairman since 2011 and director since 1993).

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Executive Vice President and Assistant Chief Investment Officer of the Adviser since March 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993), Secretary of DTF and DUC since May 2005 and Senior Vice President of DPG since 2012 (Secretary since 2011). He is also a member of the portfolio management teams of DUC and the Virtus Global Dividend Fund. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Geoffrey P. Dybas, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since March 2004 (Vice President from 1998 to 2004). Mr. Dybas concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the Global Team Head and senior portfolio manager for all REIT products managed by the Adviser. These products include the Virtus Real Estate Securities Fund, the Virtus Real Estate Securities Series sub-account of the Virtus Variable Insurance Trust annuity products, Virtus International Real Estate Securities Fund, Duff & Phelps Real Estate Securities Trust and various institutional separate accounts. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Adviser since January 2001. Ms. Jansen has been Chief Investment Officer of DPG since March 2011. She concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). She is also the co-portfolio manager of the Virtus Global Dividend Fund and Virtus Total Return Fund. Ms. Luecke concentrates her research on the global telecommunications industry and makes recommendations to Mr. Partain with regard to equity investments in that industry. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC, another closed-end utilities oriented fund, since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). He is also the co-portfolio manager of the Virtus Global Dividend Fund and Virtus Total Return Fund. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2013 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2013, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nathan I. Partain	0	$—	0	—	0	—
T. Brooks Beittel	2	$577.6	0	—	0	—
Geoffrey P. Dybas	4	$1,522.5	2	$ 47.9	11	$542.40
Deborah A. Jansen	1	$1,088.3	0	—	0	—
Connie M. Luecke	2	$262.9	0	—	0	—
Daniel J. Petrisko	1	$431.4	0	—	9	$1,905.0
Randle L. Smith	2	$199.1	0	—	0	—

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2013, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over a one, -three, and five-year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the S&P Utility Market Price Index and the Barclays U.S. Utility Bond Index. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2013, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Geoffrey P. Dybas	None
Deborah A. Jansen	None
Connie M. Luecke	$10,001-$50,000
Nathan I. Partain	$100,001 - $500,000
Daniel J. Petrisko	None
Randle L. Smith	$100,001-$500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 3, 2013) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)	A copy of the Registrant's notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended October 31, 2013 pursuant to the Registrant's Managed Distribution Plan are filed herewith as required by the terms of the Registrant's exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 27, 2013

By (Signature and Title)*	/s/ Alan M. Meder
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	December 27, 2013

* Print the name and title of each signing officer under his or her signature.